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                                                                    Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS


We hereby consent to the application of our report dated February 18, 2002, included in this Amendment No. 1 to Form S-4 of Education Lending Group, Inc., formerly known as Direct III Marketing, Inc., relating to the consolidated financial statements for the years ended December 31, 2001 and 2000.


/s/ Swenson Advisors, LLP

San Diego, California


January 8, 2003